                                                                   EXHIBIT 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-91516) of Packaging Dynamics Corporation of our report dated March 12, 2004 relating to the financial statements and financial statement schedules, which appears in this Form 10-K.

-s- PricewaterhouseCoopers
PricewaterhouseCoopers LLP

Chicago, Illinois
March 24, 2004